AMENDMENT NO. 1
                                       TO
                           LOAN AND SECURITY AGREEMENT


         AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT ("AMENDMENT") dated as of March 3, 1999, among KMC TELECOM INC., a Delaware corporation ("KMC"), KMC Telecom II, Inc., a Delaware corporation ("KMC II"), KMC Telecom of Virginia, Inc., a Virginia public service company ("KMC VIRGINIA"), KMC Telecom Leasing I LLC, a Delaware limited liability company ("LEASING I"), KMC Telecom Leasing II LLC, a Delaware limited liability company ("LEASING II"; KMC, KMC II, KMC Virginia, Leasing I and Leasing II being hereinafter collectively referred to hereinafter as the "BORROWERS" ), the financial institutions from time to time parties thereto (the "LENDERS"), FIRST UNION NATIONAL BANK, as administrative agent for the Lenders (the "AGENT") and NEWCOURT COMMERCIAL FINANCE CORPORATION (f/k/a AT&T COMMERCIAL FINANCE CORPORATION), as collateral agent for the Lenders (the "COLLATERAL AGENT"; the Agent together with the Collateral Agent being referred to as the "AGENTS").

         WHEREAS, the Borrowers, the Agents and the Lenders are parties to that certain Loan and Security Agreement (the "LOAN AGREEMENT"; undefined capitalized terms used herein shall have the meanings assigned thereto in the Loan
Agreement) dated as of December 22, 1998, pursuant to which the Lenders have agreed to make certain "Loans" and other financial accommodations to the Borrowers; and

         WHEREAS, the Borrowers have requested that the Agents and the Lenders amend the Loan Agreement in the manner set forth herein, and the Agents and the Lenders have agreed to such request;

         NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agents and the Lenders agree as follows:

         1. AMENDMENT TO THE LOAN AGREEMENT. Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto, the Loan Agreement shall be and hereby is amended as follows:

         1.1 SECTIONS 2.03(A) and (B) of the Loan Agreement are hereby deleted in their entirety and the following language is substituted therefor:

         SECTION 2.03. PROCEDURE FOR LOAN REQUEST AND BORROWING COMMITMENT. (a) A Borrower requesting a Loan shall deliver to each of the Agent and the Collateral Agent a Notice of Borrowing substantially in the form of EXHIBIT H-1 attached hereto on or before 11:00 a.m. (New York time) at least five (5) Business Days prior to the date on which such Loan is requested to be made if such Loan is requested to be a LIBOR Loan and at least two (2) Business Days prior to the date on which such Loan is requested to be made if such Loan is requested to be a Base Rate Loan, which notice, once given, shall be irrevocable; provided, however, that only the Collateral Agent shall receive the attachments to the Notice of Borrowing, as outlined below. The Revolving Loans made on the Initial Funding Date shall be Base Rate Loans and thereafter may be continued as Base Rate Loans or converted into LIBOR Loans in the manner provided in SECTION 2.06 and subject to the other conditions and limitations therein set forth and set forth in this ARTICLE II. In the case of a Loan the proceeds of which will be used to purchase or reimburse any Borrower for Telecommunications Equipment (including any Telecommunications Equipment being purchased or reimbursed under the Lucent Purchase Agreement), the Notice of Borrowing delivered to the Collateral Agent will include a schedule supporting one hundred percent (100%) of Telecommunications Equipment requested to be funded. Such schedule will detail all invoices for equipment, third party labor, permits, other third party costs and all capitalized internal costs of the Borrowers with respect to such Telecommunications Equipment permitted under GAAP. All invoices over $25,000 will be attached to such schedule delivered to the Collateral Agent who shall review such invoices and verify that, when combined with the above described capitalized internal costs, such invoices will support at least seventy percent (70%) of the total requested funding. In addition, if the Telecommunications Equipment is being purchased or reimbursed under the Lucent Purchase Agreement, a certificate of delivery and acceptance in the form of EXHIBIT R shall be attached to the Notice of Borrowing delivered to the Collateral Agent. In the case of a Loan the proceeds of which will be used to pay or reimburse any Borrower for transaction costs, the Notice of Borrowing delivered to the Collateral Agent will include a copy of the invoice from the provider of the service or other appropriate supporting documentation. In the case of a Loan, the proceeds of which will be used for working capital or other general corporate purposes, the Notice of Borrowing delivered to the Collateral Agent will contain a certification that the making of such Loan does not violate any provision of the Indenture. The Notice of Borrowing shall, with respect to any Loans requested, specify whether such requested Loans are to be Base Rate Loans or LIBOR Loans, and if such requested Loans are to be LIBOR Loans, the requested Interest Period for such Loans.

                  (b) The Agent agrees, promptly upon (i) receipt of a Notice of Borrowing and (ii) acknowledgment by the Collateral Agent that the Borrowers have delivered and the Collateral Agent has reviewed to its satisfaction (x) each of the invoices or certificates required to be provided to the Collateral Agent pursuant to SECTION 2.03(A) above and
         (y) each of the collateral documents, including, without limitation, all third party agreements and the related consents to collateral assignments required pursuant to SECTION 5.08 of the Loan Agreement, as requested by the Collateral Agent, to notify each Revolving or Term Lender of the date and amount of the Loan proposed thereunder and the amount of such Lender's Pro Rata Share therein. So long as no Event of Default has occurred and is continuing and upon fulfillment of the applicable conditions set forth in ARTICLE IV and the requirements set forth in SECTION 2.03(A) above and in the applicable Notice of Borrowing, each such Lender severally agrees, on or before 12:00 P.M. (New York time) on the date of each proposed Loan, to pay into the Payment Account, an amount equal to such Lender's Pro Rata Share of such Loan in dollars and in same day funds. After the Agent's receipt of such Lender's Loan proceeds, the Agent shall make available such proceeds to the Borrower requesting the Loan or the Person entitled to payment thereof at the bank account(s) specified in the Notice of Borrowing on the date specified in such Notice of Borrowing in Dollars in immediately available funds.

                  1.2 EXHIBIT H-1 to the Loan Agreement is hereby deleted in its entirety and the Form of Notice of Borrowing attached hereto as EXHIBIT H-1 is substituted therefor.

         2. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above written, if, and only if, the Agents have received duly executed originals of this Amendment from the Borrowers, the Lenders and the Agents.

         3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. The Borrowers hereby represent and warrant as follows:

         (a)  This  Amendment  and  the  Loan  Agreement,   as  amended  hereby,
constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

         (b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all representations and warranties made in the Loan Agreement, and to the extent the same are not amended hereby, agree that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

         4. REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

         (a) Upon the effectiveness of SECTION 1 hereof, on and after the date hereof, each reference in the Loan Agreement to "this Loan Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement shall mean and be a reference to the Loan Agreement as modified hereby.

         (b) The Loan Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE LOAN AGREEMENT AND THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

         6. PARAGRAPH HEADINGS. The paragraph headings contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

         7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                            [Signature Page Follows]

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

THE BORROWERS:                             KMC TELECOM INC.

                                           KMC TELECOM II, INC.

                                           KMC TELECOM OF VIRGINIA, INC.

                                           In each case:


                                           By:/s/ CYNTHIA WORTHMAN
                                              ----------------------------------
                                                Name:  Cynthia Worthman
                                                Title:  Vice President and CFO


                                           KMC TELECOM LEASING I LLC
                                           By:  KMC TELECOM  INC., as its Sole
                                           Member


                                           By:/s/ CYNTHIA WORTHMAN
                                              ----------------------------------
                                                Name:  Cynthia Worthman
                                                Title:  Vice President and CFO


                                           KMC TELECOM LEASING II LLC
                                           By: KMC TELECOM II, INC., as its Sole
                                           Member


                                           By:/s/ CYNTHIA WORTHMAN
                                              ----------------------------------
                                                Name:  Cynthia Worthman
                                                Title:  Vice President and CFO






                                Signature Page-1
                        Amendment No. 1 to Loan Agreement

                                           FIRST UNION NATIONAL BANK, as the
                                           Agent and as a Lender


                                           By:/s/ MARK M. HARDEN
                                              ----------------------------------
                                           Name:   Mark M. Harden
                                           Title:  Senior Vice President


                                           NEWCOURT COMMERCIAL FINANCE
                                           CORPORATION (f/k/a AT&T COMMERCIAL
                                           FINANCE CORPORATION), as the
                                           Collateral Agent and  as  a Lender


                                           By:/s/ MICHAEL V. MONIHAN
                                              ----------------------------------
                                           Name:   Michael V. Monihan
                                           Title:  Vice President


                                           CANADIAN IMPERIAL BANK OF COMMERCE,
                                           as a Lender


                                           By:/s/ ELLEN MARSHALL
                                              ----------------------------------
                                           Name:   Ellen Marshall
                                           Title:  Managing Director


                                           GENERAL ELECTRIC CAPITAL
                                           CORPORATION, as a Lender


                                           By:/s/  MARK F. MYLON
                                              ----------------------------------
                                           Name:   Mark F. Mylon
                                           Title:  Manager - Operations





                                Signature Page-2
                        Amendment No. 1 to Loan Agreement

                                           BANKBOSTON, N.A., as a Lender


                                           By:/s/ ILLEGIBLE
                                              ----------------------------------
                                           Name:
                                           Title:  Vice President


                                           CREDIT SUISSE FIRST BOSTON, as a
                                           Lender


                                           By:/s/ KRISTEN LEPRI
                                              ----------------------------------
                                           Name:  Kristin Lepri
                                           Title: Associate


                                           DRESDNER BANK AG NEW YORK AND
                                           GRAND CAYMAN BRANCHES, as a
                                           Lender


                                           By:/s/ CONSTANCE ROOSMORE
                                              ----------------------------------
                                           Name:  Constance Roosmore
                                           Title: Assistant Vice President


                                           By:/s/ LAURA FAZIO
                                              ----------------------------------
                                           Name:  Laura Fazio
                                           Title: Assistant Vice President


                                           MORGAN STANLEY SENIOR
                                           FUNDING, INC., as a Lender


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:



                                Signature Page-3
                        Amendment No. 1 to Loan Agreement

                                           SUMMIT BANK, as a Lender


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:


                                           MORGAN STANLEY DEAN WITTER
                                           PRIME INCOME TRUST, as a Lender


                                           By:/s/ ILLEGIBLE
                                              ----------------------------------
                                           Name:  ILLEGIBLE
                                           Title: AUTHORIZED SIGNATORY


                                           UNION BANK OF CALIFORNIA, as a
                                           Lender


                                           By:/s/ RYAN D. FLANAGAN
                                              ----------------------------------
                                           Name:  Ryan D. Flanagan
                                           Title: Assistant Vice President





                                Signature Page-4
                        Amendment No. 1 to Loan Agreement

                                                                     EXHIBIT H-1

                               NOTICE OF BORROWING



To:      First Union National Bank, as Agent
         Agency Services-PA4830
         1339 Chestnut Street
         Philadelphia, Pennsylvania  19107
         Facsimile no.  (215) 973-1887

         Newcourt Commercial Finance Corporation
         (f/k/a AT&T Commercial Finance Corporation),
         as Collateral Agent
         2 Gatehall Drive
         Parsippany, New Jersey  07054
         Attention:  Vice President-Operations/Media & Communication


Dated:______________________

Ladies and Gentlemen:

         The undersigned, KMC Telecom Inc., a Delaware corporation, KMC Telecom II, Inc., a Delaware corporation, KMC Telecom of Virginia, Inc., a Virginia public service company, KMC Telecom Leasing I LLC, a Delaware limited liability company, KMC Telecom Leasing II LLC, a Delaware limited liability company, the "Additional Borrowers" signatory thereto from time to time (collectively, the "BORROWERS"), refer to that certain Loan and Security Agreement dated as of December 22, 1998 among the Borrowers, the financial institutions signatory thereto from time to time (the "LENDERS"), First Union National Bank, as administrative agent for the Lenders (the "AGENT") and AT&T Commercial Finance Corporation, as collateral agent for the Lenders (the "COLLATERAL AGENT"; together with the Agent, the "AGENTS") (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"; undefined, capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement) and hereby give the Agent notice, irrevocably, pursuant to
SECTION 2.03 of the Loan Agreement that [KMC Telecom Inc.] [KMC Telecom II, Inc.] [KMC Telecom of Virginia, Inc.] [KMC Telecom Leasing I LLC] [KMC Telecom Leasing II LLC] [Additional Borrower] hereby requests a Loan under the Loan Agreement, and in that connection sets forth below the information relating to such Loan (the "PROPOSED LOAN") as required by SECTION 2.03 of the Loan
Agreement:

         (i)  The Business Day of the Proposed Loan is _________ __, ____;

         (ii) The proceeds of the Proposed Loan are to be used for the purposes as specified on SCHEDULE A attached hereto;

          (iii) The bank account into which the proceeds of the Proposed Loan are to be [credited]1[transferred]2 is account no. [___________________]3 maintained at [___________]4;

          (iv) If the bank referenced in (iii) above is not the Agent, the ABA number of the above-referenced bank is [___________], and the name and address, phone and fax numbers of the contact person at such bank, are as follows:

                                    ________________________________________
                                    ________________________________________
                                    ________________________________________
                                    Telephone Number:_______________________
                       Fax Number: ______________________;

          (v) The aggregate amount of the Proposed Loan is $[_____________];

          (vi) Such Loan, if the initial Loan is to bear interest at the Base Rate;

         (vii) Such Loan, if after the initial Loan, is to bear interest at the [Base Rate] [LIBO Rate, with an applicable Interest Period of [one month] [two months] [three months] [six months]];

         (viii) The Borrowing Base at such time is $[________________].

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the Business Day of the Proposed Loan:

         (A) The representations and warranties contained in ARTICLE III of the Loan Agreement and contained in the other Loan Documents are correct in all respects, before and after giving effect to the Proposed Loan and to the application of the proceeds therefrom, as though made on as of such date;

         (B) No event has occurred and is continuing, or would result from such Proposed Loan or from the application of the proceeds therefrom, which constitutes either an Event of Default or an event which but for the requirement




-----------------------
1  Select if the Agent is the depository bank.

2  Select if the depository bank is not the Agent.

3  Insert specific account number.

4  Insert name of financial institution.

that notice be given and/or the elapse of time, would constitute an Event of Default; and

         (C) All agreements and all conditions to the Proposed Loan, contained in the Loan Agreement or any other of the Loan Documents which are required to be performed or satisfied by the Borrower on the date hereof or by the Business Day of the Proposed Loan have been and will be performed and satisfied.

         (D) [To be included in the Notice of Borrowing at any time that the Total Leverage Ratio is greater than 6:1 as determined by reference to the financial statements delivered pursuant to SECTION 5.06 of the Loan Agreement] The sum of the Proposed Loans and all other Revolving Loans outstanding at the time of such Proposed Loan do not exceed the Borrowing Base and transaction costs incurred in connection with the execution and delivery of the Loan
Documents, MINUS, if the Term Loans have not yet been made, the Term Loan Commitment Amounts of all Term Lenders, and otherwise, the outstanding principal balance of the Term Loans.

         (E) In addition, by its acknowledgment signature below, the Collateral Agent hereby confirms that the Borrowers have delivered and the Collateral Agent has reviewed to its satisfaction (i) each of the invoices or certificates required to be provided to the Collateral Agent pursuant to SECTION 2.03(A) of the Loan Agreement and (ii) each of the collateral documents, including, without limitation, all third party agreements and the related consents to collateral assignments required pursuant to SECTION 5.08 of the Loan Agreement, as requested by the Collateral Agent.

         The  undersigned  hereby  further  certifies  that in  accordance  with
SECTION 6.02 of the Loan Agreement the proceeds of the Proposed Loan shall be used only for the purposes permitted in accordance with SECTION 2.02 of the Loan Agreement.

                                           Very truly yours,

                                           KMC TELECOM INC.
                                           KMC TELECOM II, INC.
                                           KMC TELECOM OF VIRGINIA, INC.

                                           In each case:


                                           ---------------------------
                                           By:
                                           Its:


                                           KMC TELECOM LEASING I LLC
                                           By:      KMC TELECOM INC., as Sole
                                           Member


                                           ---------------------------
                                           By:
                                           Its:


                                           KMC TELECOM LEASING II LLC
                                           By:     KMC TELECOM II, INC., as Sole
                                           Member


                                           ---------------------------
                                           By:
                                           Its:

Acknowledged and agreed solely with respect to the assertions set forth in section (E) above this [____] day of [______________]:

NEWCOURT COMMERCIAL FINANCE
CORPORATION
(f/k/a AT&T COMMERCIAL FINANCE
CORPORATION),
as Collateral Agent


------------------------------
By:
Its:

                                   SCHEDULE A
                                       TO
                               NOTICE OF BORROWING


               DESCRIPTION OF THE PURPOSES FOR WHICH THE PROCEEDS
                        OF THE PROPOSED LOAN WILL BE USED


[If the proceeds of the Proposed Loan will be used to fund the costs and expenses of a System, copies of lien waivers and other acknowledgments from Persons constructing such System and any subcontractors or vendors with respect to such construction, will be required to be delivered to the Collateral Agent, together with all applicable consents to collateral assignments of any licenses or leases with respect to such System. Additionally, any schedules to the Loan Agreement which, as of the date of such proposed Loan, require modification, shall be appropriately supplemented and delivered to the Agent. Exceptions to such requirements should be set forth and attached to the Notice of Borrowing.]

[If the proceeds of the Proposed Loan will be used to purchase or reimburse any Borrower for Telecommunications Equipment, a schedule supporting one hundred percent (100%) of Telecommunications Equipment requested to be funded shall be delivered to the Collateral Agent. Such schedule will detail all invoices for equipment, third party labor, permits, other third party costs and all capitalized internal costs of the Borrowers with respect to such Telecommunications Equipment permitted under GAAP. All invoices over $25,000 will be attached to such schedule delivered to the Collateral Agent, who shall review such invoices and verify that, when combined with the above described capitalized internal costs, such invoices will support at least seventy percent (70%) of the total requested funding. Additionally, any schedules to the Loan Agreement which, as of the date of such Proposed Loan, require modification, shall be supplemented and delivered to the Agent. In addition, if the Telecommunications Equipment is being purchased or reimbursed under the Lucent Purchase Agreement, a certificate of delivery and acceptance in the form of EXHIBIT R shall be attached to the Notice of Borrowing delivered to the Collateral Agent.]

[If the proceeds of the Proposed Loan will be used to pay or reimburse for transaction costs, a copy of the invoice from the provider of the service or other appropriate supporting documentation must be included for the Collateral Agent.]

[If the proceeds of the Proposed Loan will be used for working capital or other general corporate purposes, a certificate will be required to be delivered to the Collateral Agent verifying that the making of the Proposed Loan does not violate any provision of the Indenture.]